                                                                   EXHIBIT 10.15


THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL (WHICH MAY BE COMPANY COUNSEL) REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

                                WARRANT AGREEMENT

                   To Purchase Limited Partnership Interest in
             The Edison Project L.P., a Delaware Limited Partnership
                            Dated as of July 5, 1995

         WHEREAS, The Edison Project L.P., a Delaware Limited Partnership (the "Partnership or the Company") has entered into a Master Lease Agreement dated as of June 19, 1995, as amended by the Addendum to the Master Lease Agreement dated June 19, 1995, Equipment Schedule No. VL-1 and VL-2, and related Summary Equipment Schedules (the "Leases") with Comdisco, Inc., a Delaware corporation (the "Warrantholder"); and

         WHEREAS, the Partnership desires to grant to Warrantholder and Warrantholder desires to receive, in consideration for such Leases, the right to purchase an ownership interest in the Partnership ("Partnership Interest") and to be admitted as a limited partner of the Partnership upon exercise of that right;

         NOW, THEREFORE, in consideration of the Warrantholder executing and delivering such Leases and in consideration of mutual covenants and agreements contained herein, the Partnership and Warrantholder certify and agree as follows:

1.       GRANT OF THE RIGHT TO PURCHASE UNITS.

         For value received, the Partnership hereby grants to the Warrantholder, and the Warrantholder is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe for and purchase from the Partnership, as a Limited Partner, a Partnership Interest in the Partnership. Warrantholder shall have the right to purchase a Partnership Interest constituting up to a one and seven hundred sixty-eight thousandths percent (1.768%) percentage interest subject to dilution pursuant to the Partnership Agreement (the "Percentage Interest") in the Partnership for an aggregate $225,000, or any portion thereof, in $10 increments (the "Exercise Price"), which increments shall be referred to herein as "Units". The initial Percentage Interest was determined as if the Warrant Agreement was exercised on the date hereof based upon the following assumptions: (1) no other options granted by the Partnership have been exercised; and (2) the percentage interests of the Partners are as in effect immediately

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following the Round One Closing Date (as set forth on Exhibit 1 to the
Partnership Agreement). A Unit shall initially represent the right to purchase a Partnership Interest of .00007858% (1.768%/22,500) and such percentage shall be subject to dilution and other adjustments in the same manner provided in the Amended and Restated Agreement of Limited Partnership of Edison Project L.P. of March 14, 1995, as amended from time to time (the "Partnership Agreement") with respect to the Partnership Interests outstanding immediately following the Round One Closing Date. By way of example, assuming that no other options granted by the Partnership are exercised and no other Partnership Interests are issued other than as set forth on Exhibits 2 and 3 to the Partnership Agreement, the Percentage Interest will be 1.334% after the Round Two Closing Date and 0.897% after the round Three Closing Date. Upon exercise of the Warrant Agreement, the Warrantholder shall have no obligation to make any capital contribution to the Partnership other than payment of the exercise price hereunder.

2.       TERM OF THE WARRANT AGREEMENT.

         Except as otherwise provided for herein, the term of Warrant Agreement and the right to purchase a Partnership Interest as granted herein shall commence on the date of execution hereof and shall be exercisable for a period of (i) ten (10) years after the date of execution hereof, or (ii) five (5) years from the effective date of the Partnership's initial public offering, whichever occurs first.

         Notwithstanding the term of this Warrant Agreement fixed pursuant to this Section, the right to purchase Units as granted herein may be redeemed by the Company, if not previously exercised immediately upon any of the following events (collectively, "Redemption Events"):

         (i) immediately upon the closing of the issuance and sale of shares of Common Stock of the Company in the Company's first public offering of securities for its own account pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Initial Public Offering") and provided that the underwriters request such exercise;

         (ii) immediately upon the closing of a merger or consolidation of the Company with or into another entity when the Company is not the surviving entity, or the sale of all or substantially all of the Company's properties and assets to any other person (the "Merger").

         Prior to any such redemption, the Partnership or its successor shall give the holder of this Warrant no less than twenty (20) days prior written notice of its intent to redeem this Warrant. Such notice shall contain information with respect to the Redemption Event giving rise to such redemption, the redemption date and the redemption price together with a description of the terms of the redemption of the Management Options. The redemption price shall be the difference between the exercise

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price hereunder and (1) in any acquisitive transaction, the price that is being paid for a partnership interest with the same percentage interest the Warrantholder is then entitled to purchase hereunder (or in the event the Partnership has converted to a corporation, the number of shares of stock the Warrantholder is then entitled to purchase), or (2) if the transaction involves a public offering, the public offering price for the number of shares of stock the Warrantholder is then entitled to purchase hereunder. The holder of this Warrant shall be entitled to exercise this Warrant and receive the Units as described in Section 1 hereof up to and including the redemption date.

3.       EXERCISE OF THE PURCHASE RIGHTS.

         (a) The purchase rights set forth in this Warrant Agreement are exercisable by the Warrantholder, in whole or in part, at any time, or from time to time, prior to the expiration of the term set forth in Section 2 above, by tendering to the Partnership at The Edison Project L.P., 529 Fifth Avenue, 12th Floor, New York, NY 10012 (the Partnership's principal place of business), or such other address of which Warrantholder is given notice by the Partnership, a notice of exercise duly completed and executed in the form attached hereto as
Exhibit I (the "Notice of Exercise"), together with the Exercise Price (which may be paid as provided in Section 3(b) below). This Warrant Agreement shall be deemed to have been exercised immediately prior to the close of business on the date upon which the Exercise Price is received by the Partnership as provided herein, and the Warrantholder (or such other person as the Warrantholder shall designate to receive the shares issuable upon exercise, but not the Partnership Interests) shall be treated as the holder of record of the interest purchased upon exercise of the Warrant as of the close of business on that date. If (prior to March 31, 1996) the exercise of the Warrant, other than pursuant to a Redemption Event, could result in a termination of the Partnership within the meaning of Section 708 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), the exercise shall be automatically delayed until such time as it will not result in a termination. Within ten (10) days of receipt of the Notice of Exercise, the Partnership shall deliver to Warrantholder the acknowledgment of exercise duly completed and executed in the form attached hereto as Exhibit II (the "Acknowledgment of Exercise"). Within ten (10) days of receipt of the Exercise Price in accordance with the terms set forth below, (i) the General Partners shall execute an amendment to the Partnership Agreement indicating Warrantholder's Percentage Interest in the Partnership and Warrantholder's admission to the Partnership as Limited Partner; or, (ii) if another entity (a "Successor") has succeeded to the Partnership's business as contemplated by Section 15 of the Partnership Agreement, the Successor shall take such steps as are necessary and proper to issue such interests in Successor as Warrantholder is entitled upon exercise of this Warrant Agreement. If the Board of Directors determines pursuant to Section
15.00 of the Partnership Agreement to incorporate the Partnership, this Warrant Agreement shall without any further action become a Warrant Agreement to purchase that amount of equity of such corporation that

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would have been issued to the holder of this Warrant if the Warrant had been exercised immediately prior to such conversion. The Partnership shall give written notification to the holder of this Warrant of such incorporation no less than twenty (20) days prior to the effective date of such incorporation which notice shall set forth the relevant information with respect to such incorporation. The holder of the Warrant agrees to be bound by the terms of
Section 15.00 with respect to such incorporation and shall execute the shareholder agreement referred to therein. Promptly following receipt of the Notice of Exercise and the payment of the Exercise Price in accordance with the terms set forth below, and in no event later than twenty-one (21) days after payment of the Exercise Price, the Partnership shall issue to the Warrantholder, if Warrantholder has only partially exercised this Warrant Agreement, a new Warrant Agreement pursuant to Section 3(d) and such other documents evidencing ownership of the securities issuable upon exercise hereof.

         (b) The Exercise Price may be paid at the Warrantholder's election either (i) in cash, by check or by wire transfer, (ii) by cancellation by Warrantholder of indebtedness of the Partnership under the Leases, or otherwise, to Warrantholder, (iii) in the manner provided by Section 3(c) of this Warrant Agreement or (iv) by any combination of (i), (ii) and (iii). In the event that the Warrantholder elects to pay any part of the Exercise Price other than as provided in clause (i) of the previous sentence, the date the Exercise Price shall be deemed to have been paid to the Partnership shall be (a) in the case of any payment made under clause (ii) above, the date the Partnership receives evidence of the cancellation of indebtedness of the Partnership to the Warrantholder in an amount equal to the Exercise Price, and (b) in the case of any payment under clause (iii) above, the date the Warrantholder surrenders this Agreement at the office of the Partnership together with a properly endorsed Notice of Exercise.

         (c) Notwithstanding anything to the contrary contained herein, if the fair market value of one Unit is greater than $10.00 (at the date of calculation as set forth below), in lieu of exercising this Warrant Agreement for cash, the Warrantholder may elect to receive a Partnership Interest with a percentage interest equal to the fair market value (as determined below) of this Warrant Agreement (or the portion thereof being canceled) by surrender of this Warrant Agreement at the principal office of the Partnership together with the properly endorsed Notice of Exercise, in which event the Partnership shall issue to the Warrantholder Limited Partnership interests with a percentage interest equal to the number of Units the Warrantholder is entitled to, using the following formula:

             X      =      Y(A-B)
                           ------
                             A

Where:       X      =      The number of Units to be used in calculating the
                           Warrantholder's percentage interest

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             Y      =      the number of unexercised Units requested to be
                           exercised under this Warrant Agreement or portion thereof to be cancelled

             A      =      the fair market value of one (1) Unit (at the date of
                           calculation)

             B      =      $10.00

         For purposes of the above calculation, the fair market value of a Unit shall mean with respect to each Unit:

         (i) if the exercise is in connection with an Initial Public Offering, and if the Partnership's, or a Successor's, Registration Statement relating to such Initial Public Offering has been declared effective by the Securities and Exchange Commission (the "Commission"), then the fair market value per Unit shall be in the product of (x) the "Initial Price to Public" specified in the final prospectus with respect to the Initial Public Offering and (y) the number of shares of Common Stock or other security into which a Unit is convertible, at the time of such exercise;

         (ii) if this Warrant Agreement is exercised after, and not in connection with an Initial Public Offering, and:

                  (A) if the Partnership's or a Successor's Common Stock or other securities into which Units are convertible is actively traded on a national securities exchange, the fair market value shall be deemed to be the product of (x) the average of the closing prices over a twenty-one (21) day period ending three days before the day the fair market value of the securities is being determined and (y) the number of shares of Common Stock or other securities into which a Unit is convertible, at the time of such exercise;

                  (B) if the Partnership's or a Successor's Common Stock or other security is actively traded over-the-counter, the fair market value shall be deemed to be the product of (x) the average of the closing bid and asked prices of the traded security quoted on the NASDAQ system (or similar system) over the twenty-one
                           (21) day period ending three days before the day the fair market value of the securities is being determined and (y) the number of shares of Common Stock or other securities into which a Unit is convertible, at the time of such exercise;


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         (iii)    if at any time the Common Stock or other security is not
                  listed on any securities exchange or quoted over-the-counter or is not actively traded, the fair market value shall be the product of (x) the fair market value of a share of Common Stock or other security, as determined in good faith by the General Partners, and (y) the number of shares of Common Stock or other securities into which a Unit is convertible, at the time of such exercise; or

         (iv)     Notwithstanding the provisions of Section 3(c)(i), (ii) and
                  (iii), if the Partnership shall become subject to a merger, consolidation or sales of all or substantially all of the Partnership's business (other than to or with a Successor) in which the Partnership is not the surviving party, the current fair market value of a Unit shall be deemed to be the value that would have been received in respect of the Partnership Interest or other security into which the Partnership Interest may be converted equivalent to a Unit had the Warrant Agreement been exercised prior to the Merger.

         (d) Upon partial exercise by any method, the Partnership, at its expense, shall promptly but not more than ten (10) days after surrender of the Warrant Agreement, issue an amended Warrant Agreement to Warrantholder representing the remaining number of Units purchasable hereunder. All other terms and conditions of such amended Warrant Agreement shall be identical to those contained herein, including, but not limited to the Effective Date hereof.

4.       RESERVATION OF UNITS.

         If upon exercise the holder of the Warrant Agreement shall be entitled to receive stock, the Partnership and Successor shall reserve for purposes of exercise of the Warrant Agreement such equity interests from time to time issuable hereunder upon exercise of the Warrantholder's rights, and, when issued in accordance with the provisions of this Warrant Agreement, such interests will be, upon payment of the then applicable Exercise Price, validly issued, fully paid and non-assessable, and will be free of any taxes, liens, charges or encumbrances of any nature whatsoever (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Warrantholder shall be required to pay any tax which may be payable in respect of any transfer involved and the issuance and delivery of any certificate in a name other than that of the Warrantholder.

5.       FRACTIONAL INTERESTS, SHARES OR SCRIP.

         As long as Warrantholder's rights hereunder permit Warrantholder, upon exercise hereof, to receive a Partnership Interest, such Partnership Interest, when expressed as a Percentage Interest shall be expressed in up to six decimal places (e.g., 1.000001%). In the event there is a Successor to the Partnership, the Successor shall not be required

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
to issue fractional shares or scrip representing fractional shares upon the exercise of the Warrant Agreement, but in lieu of such fractional shares the Successor shall make a cash payment to Warrantholder therefor upon the basis of the Exercise Price then in effect.

6.       NO RIGHTS AS A LIMITED PARTNER OR SHAREHOLDER.

         This Warrant Agreement does not entitle the Warrantholder to any voting rights or other rights as a Limited Partner of the Partnership or as a shareholder of any Successor prior to the exercise of the Warrantholder's rights to purchase a Partnership Interest or any shares of a Successor as provided for herein.

7.       WARRANTHOLDER REGISTRY.

         The Partnership shall maintain a registry showing the name and address of the registered holder of this Warrant Agreement.

8.       ADDITIONAL PROVISIONS.

         The Exercise Price and the number of Units purchasable hereunder are subject to adjustment from time to time, as follows:

         (a) Preemptive Rights. Warrantholder shall be diluted in the same manner as the Limited Partners in future financings and shall have the same preemptive rights regarding future dilutive rounds of financing as granted to the Limited Partners pursuant to the Partnership Agreement.

         (b) Notice. In the event that: (i) the Partnership or Successor shall declare any distribution upon its Units or such interests in Successor into which the Units are convertible, whether in cash, property, stock or other securities; (ii) the Partnership or Successor shall offer for subscription pro rata to the Partners any additional interest in the Partnership or other rights;
(iii) there shall be any merger, consolidation or sale of all or substantially all of the assets of the Partnership or Successor other than to or with Successor (a "Merger Event"); or (iv) there shall be any voluntary or involuntary dissolution, liquidation or winding up of the Partnership or Successor; then, in connection with each such event, the Partnership or Successor shall send to the Warrantholder:

            (i) At least twenty (20) days' prior written notice of the date on which the books of the Partnership or Successor shall close or a record shall be taken for such dividend, distribution, subscription rights (specifying the date on which the Partners shall be entitled thereto) or for determining rights to vote in respect of such Merger Event, dissolution, liquidation or winding up; and

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
            (ii) In the case of any such Merger Event, dissolution, liquidation or winding up, at least twenty (20) days' prior written notice of the date when the same shall take place (and specifying the date on which the Partners shall be entitled to exchange their Partnership Interests or other securities for securities or other property deliverable upon such Merger Event, dissolution, liquidation or winding up).

         Each such written notice shall set forth, in reasonable detail, (i) the percentage into which this Warrant Agreement is exercisable together with the calculation, and (ii) the number of Units or other securities subject to purchase hereunder after giving effect to such adjustment, and shall be given by first class mail, postage prepaid, addressed to the Warrantholder, at the address as shown on the books of the Partnership.

         (c) Timely Notice. Failure to timely provide such notice required by
Section 8(b) above shall entitle Warrantholder to retain the benefit of the applicable notice period notwithstanding anything to the contrary contained in any insufficient notice received by Warrantholder. The notice period shall begin on the date Warrantholder actually receives a written notice containing all the information specified above.

9.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF
         THE PARTNERSHIP.

         (a) Organization. The Partnership is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware, has all requisite Partnership power and authority to own and operate its properties and assets and carry on its business as now conducted and proposed to be conducted. The Partnership is duly qualified to transact business and is in good standing in all jurisdictions in which the failure to so qualify would have a material adverse effect on its business, properties, prospects or financial condition.

         (b) Due Authority; Successor Bound. The execution and delivery by the Partnership of the Leases and this Warrant Agreement and the performance of all obligations of the Partnership hereunder and thereunder, including the grant to Warrantholder of the right to acquire the Partnership Interest set forth in
Section 1 above (the size of which Partnership Interest may be from time to time adjusted pursuant to the terms of Section 1 above), have been duly authorized by all necessary action on the part of the Partnership, the General Partners and the Leases and this Warrant Agreement are not inconsistent with the Partnership Agreement, do not contravene in any material respect any law or governmental rule, regulation or order applicable to it, do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which it is a party or by which it is bound, and the Leases and this Warrant Agreement constitute legal, valid and binding agreements of the Partnership, enforceable in accordance with their respective terms and shall be binding upon any Successor as a condition of succession to the business of the Partnership. The General Partners agree to execute and issue the

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
necessary Partnership Agreement amendment, share certificates or other documents upon the exercise of this Warrant Agreement.

         (c) Consents and Approvals. No consent or approval of, giving of notice to, registration with, or taking of any other action in respect of any state, federal or other governmental authority or agency is required with respect to the execution, delivery and performance by the Partnership of its obligations under this Warrant Agreement, and such consents of the Partners as are specified in the Partnership Agreement, which consents will be effective by the time required thereby.

         (d) Litigation. There are no actions, suits, audits, investigations or proceedings pending or, to the knowledge of the Partnership, threatened against or affecting the Partnership in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the ability of the Partnership to perform its obligations under the Leases and this Warrant Agreement.

         (e) Subsidiaries or Affiliates. The Partnership has no subsidiaries or affiliated companies and does not otherwise own or control, directly or indirectly, any other corporation, association or business entity.

         (f) Financial Statements. The Partnership has delivered to the Warrantholder the Unaudited Balance Sheet and Income Statement for the period ending March 31, 1995; Proforma Income Statements and Cash Flow Statements through June 1998; and Working Draft Budgets for Fiscal Year 1996.

         The Partnership shall deliver to the Warrantholder any and all financial statements to which Limited Partners are entitled pursuant to the Partnership Agreement.

         (g) Contingent and Absolute Liabilities. Except as disclosed on Schedule A (g), the Partnership has no material liabilities or obligations, absolute or contingent except the liabilities and obligations of the Partnership as set forth in the Financial Statements and liabilities and obligations which have occurred in the ordinary course of business, and which have not been materially adverse.

         (h) Insurance. The Partnership has in full force and effect insurance policies, with extended coverage, insuring the Partnership and its property and business against such losses and risks, and in such amounts, as are customary for entities engaged in a similar business and similarly situated and as otherwise may be required pursuant to the terms of any other contract or agreement.

         (i) Other Commitments to Register Securities. Except as set forth in this Warrant Agreement and the Partnership Agreement and disclosed on Schedule A
(i), the Partnership is not, pursuant to the terms of any other agreement currently in existence,

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
under any obligation to register under the 1933 Act any of its presently outstanding securities or any of its securities which may hereafter be issued.

         (j) Exempt Transaction. Subject to the accuracy of the Warrantholder's representations in Section 10 hereof, the issuance of the Partnership Interest upon exercise of the Warrantholder's right to purchase a Partnership Interest will constitute a transaction exempt from (i) the registration requirements of
Section 5 of the 1933 Act, in reliance upon Section 4(2) thereof, and (ii) the qualification requirements of any applicable state securities laws.

         (k) Compliance with Rule 144. From and after the date that the Partnership or its Successor shall have publicly traded securities, at the written request of the Warrantholder, who proposes to sell its Partnership Interest or other securities issuable upon the exercise of the Warrant Agreement in compliance with Rule 144 promulgated by the Commission under the 1933 Act, the Partnership or Successor shall furnish to the Warrantholder, within ten days after receipt of such request, a written statement confirming the Partnership's or Successor's (i) compliance with the filing requirements of the Commission as set forth in such Rule as then in effect or (ii) filing with the Commission of a no action letter regarding permissibility of Warrantholder "tacking" holding period of Partnership Interest with holding period of interests in Successor.

         (l) No Events of Default, Material Contracts. All material contracts, agreements and instruments to which the Partnership is a party are in full force and effect in all material respects, and are valid, binding and enforceable by the Partnership in accordance with their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally, and rules of law concerning equitable remedies and no event of default.

         (m) Brokers' Fees. The Partnership has not incurred, and will not incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with the Warrant Agreement or any other transaction contemplated thereby.

         (n) Taxes. The Partnership has filed all material tax returns and reports as required by law, (ii) these returns and reports are true and correct in all material respects, and (iii) the Partnership has withheld or collected from each payment made to each of its employees, the amount of all taxes, including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers or authorized depositaries.

10.      REPRESENTATIONS AND COVENANTS OF THE WARRANTHOLDER.

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
         This Warrant Agreement has been entered into by the Partnership in reliance upon the following representations and covenants of the Warrantholder, which by its execution hereof the Warrantholder hereby confirms:

         (a) Investment Purpose. The right to the Partnership Interest or other securities issuable upon exercise of the Warrantholder's rights contained herein will not be acquired with a view to the sale or distribution of any part thereof, and the Warrantholder has no present intention of selling or engaging in any public distribution of the same.

         (b) Private Issue. The Warrantholder understands (i) that the Partnership Interest issuable upon exercise of the Warrantholder's rights contained herein is not registered under the 1933 Act or qualified under any applicable state securities laws on the ground that the issuance contemplated by this Warrant Agreement will be exempt from the registration and qualifications requirements thereof, and (ii) that the Partnership's reliance on such exemption is predicated on the representations set forth in this Section 10.

         (c) Disposition of Warrantholder's Rights. In no event will the Warrantholder make a disposition of any of its rights to acquire the Partnership Interest or any securities issuable upon exercise of such rights unless and until (i) it shall have notified the Partnership of the proposed disposition, and (ii) if requested by the Partnership, it shall have furnished the Partnership with an opinion of counsel (which counsel may either be inside or outside counsel to the Warrantholder) satisfactory to the Partnership and its counsel to the effect that (A) appropriate action necessary for compliance with the 1933 Act has been taken, or (B) an exemption from the registration requirements of the 1933 Act and any state law is available. Notwithstanding the foregoing, the restrictions imposed upon the transferability of any of its rights hereunder on the exercise of such rights do not apply to transfers from the beneficial owner of any of the aforementioned securities to its nominee or from such nominee to its beneficial owner, and shall terminate as to any Securities when (1) such security shall have been effectively registered under the 1933 Act and sold by the holder thereof in accordance with such registration or (2) such security shall have been sold without registration in compliance with Rule 144 under the 1933 Act, or (3) a letter shall have been issued to the Warrantholder at its request by the staff of the Commission or a ruling shall have been issued to the Warrantholder at its request by such Commission stating that no action shall be recommended by such staff or taken by such Commission, as the case may be, if such security is transferred without registration under the 1933 Act in accordance with the conditions set forth in such letter or ruling and such letter or ruling specifies that no subsequent restrictions on transfer are required. Whenever the restrictions imposed hereunder shall terminate, as hereinabove provided, the Warrantholder or holder of any Securities issuable hereunder then outstanding as to which such restrictions have terminated shall be entitled to receive from the Partnership or Successor, without expense to such holder, one or more new certificates for the Warrant Agreement or for

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
such Units not bearing any restrictive legend. Prior to March 31, 1996, no transfer shall be permitted if such transfer could result in a termination of the Partnership within the meaning of Section 708 of the Code.

         (d) Financial Risk. The Warrantholder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

         (e) Risk of No Registration. The Warrantholder understands that the Partnership Interest which the Warrantholder has the right to purchase hereunder has not been reviewed or approved by the U. S. Securities and Exchange Commission or any similar body not registered under the Securities Exchange Act of 1934 and, as of the date of execution of this Warrant, the Partnership has no obligation to so register such Partnership Interest (or the shares of any corporation into which the Partnership may convert), and if the Partnership does not register with the Commission pursuant to Section 12 or Section 15(d) of the Securities Exchange Act of 1934 (the "1934 Act"), or file reports pursuant to
Section 13 of the 1934 Act, or if a registration statement covering the securities under the 1933 Act is not in effect when it desires to sell (i) the rights to purchase the Partnership Interest (or other securities) pursuant to this Warrant Agreement, or (ii) the Partnership Interest (or other securities into which the Units are convertible) issuable upon exercise of the right to purchase, it may be required to hold such securities for an indefinite period.

         (f) Subject to Limited Partnership Agreement. Warrantholder acknowledges that upon exercise of the Warrant Agreement, it will be a Limited Partner of the Partnership and will thereafter be subject to the Partnership Agreement.

11.      TRANSFERS.

         (a) Generally. Subject to the terms and conditions contained in Section 10 hereof, this Warrant Agreement and all rights hereunder are transferable in whole or in part by the Warrantholder and any successor transferee. The transfer shall be recorded on the books of the Partnership upon receipt by the Partnership of a notice of transfer in the form attached hereto as Exhibit III (the "Transfer Notice"), at its principal offices and the payment to the Partnership of all transfer taxes and other governmental charges imposed on such transfer.

         (b) Exchange of Warrant Agreement Upon a Transfer. On surrender of this Warrant Agreement for exchange, properly endorsed and subject to the limitations on assignments and transfers and contained in this Section 11, the Partnership or Successor shall issue to or on the order of the Warrantholder a new Warrant Agreement(s), in the name of the Warrantholder or as the Warrantholder may direct, for the number of shares issuable upon exercise hereof in accordance with the provisions of Section 3(d) hereof.

12.      REGISTRATION RIGHTS.

         Upon exercise of this Warrant Agreement, the Warrantholder shall be entitled to "piggy-back" rights similar to those granted to other equity holders in the Partnership.

13.      MISCELLANEOUS.

         (a) Effective Date. The provisions of this Warrant Agreement shall be construed and shall be given effect in all respects as if it had been executed and delivered by the Partnership on the date hereof. This Warrant Agreement shall be binding upon any successors or assigns of the Partnership.

         (b) Attorneys' Fees. In any litigation, arbitration or court proceeding between the Partnership and the Warrantholder relating hereto, the prevailing party shall be entitled to attorneys' fees and expenses and all costs of proceedings incurred in enforcing this Warrant Agreement.

         (c) Governing Law. This Warrant Agreement shall be governed by and construed for all purposes under and in accordance with the laws of the State of Illinois.

         (d) Counterparts. This Warrant Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (e) Titles and Subtitles Definitions. The titles of the paragraphs and subparagraphs of this Warrant Agreement are for convenience and are not to be considered in construing this Agreement. Capitalized terms used herein and not defined shall have the same meaning as in the Partnership Agreement.

         (f) Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail, by registered or certified mail, addressed
(i) to the Warrantholder at 6111 North River Road, Rosemont, Illinois 60018, attention: Venture Leasing Department, cc: Legal Department (and/or if by facsimile: (708) 517-5088), and (ii) to the Partnership at The Edison Project, 529 Fifth Avenue, 16th Floor, New York, New York 10175 (and/or if by facsimile:
(212) 309-1600) or at such other address as any such party may subsequently designate by written notice to the other party.

         (g) Remedies. In the event of any default hereunder, the nondefaulting party may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including but not limited to an action for damages as a result of any such default, and/or an action for specific performance for any default where non-defaulting party will not have an adequate remedy at law and where damages will not be readily ascertainable. The Partnership expressly agrees that it shall not oppose an application by the Warrantholder or any other person entitled to the benefit of this Agreement requiring specific performance of any or all provisions hereof or enjoining the Partnership from continuing to commit any such breach of this Agreement.

         (h) No Impairment of Rights. The Partnership will not, by amendment of the Partnership Agreement or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant Agreement, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Warrantholder against impairment.

         (i) Survival. The representations, warranties, covenants and conditions of the respective parties contained herein or made pursuant to this Warrant Agreement shall survive the execution and delivery of this Warrant Agreement and shall be binding upon the Partnership and Successor until the term of the Warrant Agreement expires or is fully exercised.

         (j) Severability. In the event any one or more of the provisions of this Warrant Agreement shall for any reason be held invalid, illegal or unenforceable, the remaining provisions of this Warrant Agreement shall be unimpaired, and the invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable valid, legal and enforceable provision, which comes closest to the intention of the parties underlying the invalid, illegal or unenforceable provision.

         (k) Amendments. Any provision of this Warrant Agreement may be amended by a written instrument signed by the Partnership (in accordance with the provisions of the Partnership Agreement) and by the Warrantholder.

         (l) Additional Documents. The Partnership, upon execution of this Warrant Agreement, shall provide the Warrantholder with certified resolutions and an opinion from the Partnership's counsel addressed to the Warrantholder in the form attached hereto as Exhibit 1.

         (m) Business Days. In the event that the Warrantholder's rights hereunder would otherwise terminate on a Saturday, Sunday or other day which is a legal or bank holiday in the State of Illinois and/or the State of New York, then the Warrantholder's rights hereunder shall continue until the next succeeding business day.

         (n) Lost, Stolen, Destroyed or Mutilated Warrants. In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company will issue a new Warrant of like date, tenor and denomination and deliver the same in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence satisfactory to the Company of the loss, theft or destruction of such Warrant, and upon receipt of reasonable indemnity satisfactory to the Company.

         IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be executed by its officers thereunto duly authorized.

         Dated:            ____________________, 19__

                                    Partnership:     THE EDISON PROJECT L.P.
                                                     by its General Partners

                                    WSI Inc.

                                    By: /s/ Christopher Whittle
                                       ------------------------
                                    Date: August 18, 1995
                                          ---------------------

                                    SPROUT EDISON PROJECT INC.

                                    By: /s/ Janet A. Hickey
                                        -----------------------
                                    Date: August 17, 1995
                                          ---------------------

                                    Warrantholder:   COMDISCO, INC.

                                    By: /s/ James P. Labe
                                        -----------------------
                                    Title: President
                                           --------------------

                                    Date: 8/22/95
                                          ---------------------